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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ________________________________

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 18, 2001


                       UNITED DOMINION REALTY TRUST, INC.
               (Exact name of registrant as specified in charter)



          Virginia                    1-10524                   54-0857512
(State of other jurisdiction         (Commission              (IRS employer
      of incorporation)              file number)           identification  no.)


       1745 Shea Center Drive, 4th Floor, Highlands Ranch, Colorado 80126
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (720) 344-5101


                 400 East Cary Street, Richmond, Virginia 23219
                 (Former address, if changed since last report)
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Item 5. Other Events

     United Dominion Realty Trust, Inc. (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of 4,100,000 shares of its Common Stock , together with up to an additional 615,000 shares issuable upon exercise of the underwriter's overallotment option, pursuant to a prospectus supplement dated December 18, 2001 (the "Prospectus Supplement") to the prospectus dated December 23, 1999 included in the Company's registration statement on Form S-3 (File No. 333-92667), which was effective on December 23, 1999.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit No.           Description
-----------           ----------------------------------------------------------
1                     Underwriting Agreement, dated December 18, 2001, between
                      Salomon Smith Barney Inc. and the Registrant
5                     Opinion of Hunton & Williams
23                    Consent of Hunton & Williams (contained in the opinion
                      filed as Exhibit 5 hereto)
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNITED DOMINION REALTY TRUST, INC.


Dated: December 21, 2001             By  /s/ Christopher D. Genry
                                         ---------------------------------------
                                         Christopher D. Genry
                                         Executive Vice President and Chief
                                         Financial Officer


Dated: December 21, 2001             By  /s/ Scott A. Shanaberger
                                         ---------------------------------------
                                         Scott A. Shanaberger
                                         Vice President and Chief Accounting
                                         Officer
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                                 EXHIBIT INDEX

 Exhibit No.           Description

1                      Underwriting Agreement, dated December 18, 2001, between
                       Salomon Smith Barney Inc. and the Registrant
5                      Opinion of Hunton & Williams
23                     Consent of Hunton & Williams (contained in the opinion
                       filed as Exhibit 5 hereto)